Taxation	12 Months Ended
Dec. 31, 2022
Taxation
Taxation
13.	Taxation
(a)	Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company, and its intermediate holding companies in the Cayman Islands are not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company or its subsidiaries in the Cayman Islands to their shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands (“BVI”)

Subsidiaries in the BVI are exempted from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

Subsidiaries in Hong Kong are subject to 16.5% income tax on their taxable income generated from operations in Hong Kong. For the years ended December 31, 2020, 2021 and 2022, the first HK$2 million of profits earned by one of the Company’s subsidiaries incorporated in Hong Kong is taxed at half the current tax rate (i.e., 8.25%) while the remaining profits will continue to be taxed at the existing 16.5% tax rate. The payments of dividends by these companies to their shareholders are not subject to any Hong Kong withholding tax.

China

Under the EIT Law, Foreign Invested Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. Preferential tax treatments will continue to be granted to FIEs or domestic companies which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises”, “Key Software Enterprises” and/or “High and New Technology Enterprises” (“HNTEs”). The EIT Law became effective on January 1, 2008.

Boguan, NetEase Hangzhou and certain other PRC subsidiaries were qualified as HNTEs and enjoyed a preferential tax rate of 15% for 2020, 2021 and 2022. In 2020, Boguan, NetEase Hangzhou and certain other PRC subsidiaries were also qualified as a Key Software Enterprise to enjoy preferential tax rate of 10% for 2019. The related tax benefit was recorded in 2020. The Key Software Enterprise status is subject to review by the relevant authorities every year. In 2021 and 2022, no subsidiaries were qualified as a Key Software Enterprise for 2020 and 2021, respectively.

The aforementioned preferential tax rates are subject to annual review by the relevant tax authorities in China.

The following table presents the combined effects of EIT exemptions and tax rate reductions enjoyed by the Group for the years ended December 31, 2020, 2021 and 2022 (in thousands except per share data):

	For the year ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Aggregate amount of EIT exemptions and tax rate reductions	1,969,414	2,238,907	2,631,764
Earnings per share effect, basic	0.60	0.67	0.81
Earnings per share effect, diluted	0.59	0.66	0.80

The following table sets forth the component of income tax expenses of the Group for the years ended December 31, 2020, 2021 and 2022 (in thousands):

	For the year ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Current tax expense	2,953,670	3,720,321	4,542,168
Deferred tax expense	88,179	407,948	489,670
Income tax expenses	3,041,849	4,128,269	5,031,838

The following table presents a reconciliation of the differences between the statutory income tax rate and the Group’s effective income tax rate for the years ended December 31, 2020, 2021 and 2022:

	For the year ended December 31,
	2020	2021	2022
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences	(1.9)	(2.7)	(5.0)
Effect due to different tax rates applicable to overseas entities	(0.5)	(1.8)	0.2
Effect of lower tax rate applicable to Software Enterprises, Key Software Enterprise and HNTEs	(16.5)	(10.1)	(10.1)
Change in valuation allowance	6.8	3.9	1.8
Effect of withholding income tax (d)	6.9	5.3	8.8
Effective income tax rate	19.8	19.6	20.7

As of December 31, 2022, certain entities of the Group had net operating tax loss carry forwards as follows (in thousands):

RMB
Loss expiring in 2023	3,371,946
Loss expiring in 2024	3,054,886
Loss expiring in 2025	2,191,529
Loss expiring in 2026	2,571,936
Loss expiring after 2027	3,934,633
15,124,930

Full valuation allowance was provided on the related deferred tax assets as the Group’s management does not believe that sufficient positive evidence exists to conclude that recoverability of such deferred tax assets is more likely than not to be realized.

(b)	Sales tax

Pursuant to the provision regulation of the PRC on VAT and its implementation rules, the Company’s subsidiaries and the VIEs are generally subject to VAT at a rate of 6% from revenues earned from services provided or 16% from sales of general goods, which was reduced to 13% effective from 1 April, 2019.

(c)	Deferred tax assets and liabilities

The following table presents the tax impact of significant temporary differences that give rise to the deferred tax assets and liabilities as of December 31, 2021 and 2022 (in thousands):

	December 31,	December 31,
	2021	2022
	RMB	RMB
Deferred tax assets:
Contract liabilities, primarily for advanced payments from online games customers	776,719	1,009,624
Accruals	641,198	654,348
Depreciation of fixed assets	11,557	4,883
Amortization of intangible assets	4,331	2,217
Net operating tax loss carry forward	3,513,019	3,781,233
	4,946,824	5,452,305
Less: valuation allowance	(3,648,870)	(3,971,516)
Total	1,297,954	1,480,789

	December 31,	December 31,
	2021	2022
	RMB	RMB
Deferred tax liabilities:
Withholding income tax(d)	1,257,552	1,947,190
Others	88,322	178,930
Total	1,345,874	2,126,120

The Group does not believe that sufficient positive evidence exists to conclude that the recoverability of deferred tax assets of certain entities of the Group is more likely than not to be realized. Consequently, the Group has provided full valuation allowances for certain entities of the Group on the related deferred tax assets. The following table sets forth the movement of the aggregate valuation allowances for deferred tax assets for the periods presented (in thousands):

	Balance at	Provision	Balance at
	January 1	for the year	December 31
	RMB	RMB	RMB
2020	2,148,879	1,106,975	3,255,854
2021	3,255,854	393,016	3,648,870
2022	3,648,870	322,646	3,971,516

(d)	Withholding income tax

The EIT Law also imposes a withholding income tax of 10% on dividends distributed by an enterprise in China to its non-resident enterprise investors. A lower withholding income tax rate of 5% is applied if the non-resident enterprise investor is registered in Hong Kong with at least 25% equity interest in the PRC enterprise and meets the relevant conditions or requirements pursuant to the tax arrangement between mainland China and Hong Kong. On February 22, 2008, the Ministry of Finance and State Taxation Administration jointly issued a circular which stated that for FIEs, all profits accumulated up to December 31, 2007 are exempted from withholding tax when they are distributed to foreign investors.

The Group accrued RMB1,056.9 million, RMB1,124.4 million and RMB2,144.4 million (US$310.9 million) withholding tax liabilities associated with all of its earnings expected to be distributed from its PRC subsidiaries to overseas for general corporate purposes in 2020, 2021 and 2022, respectively. The Group have repatriated a portion of these earnings and paid related withholding income tax in 2020, 2021 and 2022.

As of December 31, 2021, there were approximately RMB1,104.2 million unrecognized deferred tax liabilities related to undistributed earnings of the Group’s PRC subsidiaries.